UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2006

NATIONWIDE FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-120428	33-1080880

(Commission File Number)	(IRS Employer Identification No.)

3231 S. Country Club Way, Suite 102, Tempe, Arizona	85282

(Address of Principal Executive Offices)	(Zip Code)

(480) 820-9766

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

          On March 23, 2006 the Company, Bay, and the Shareholders entered into Amendment No. 1 to the Stock Purchase Agreement (the “Amendment”) pursuant to which the outstanding principal and interest under the Note would be deducted from the cash portion of the purchase price being paid by the Company at the closing of the transactions contemplated by the Stock Purchase Agreement. In addition the Amendment reflects the addition of Ben Lyons as obligor on certain obligations of Bay being assumed by Stewart Sachs at the closing of the transactions contemplated by the Stock Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

          (c)       Exhibits

         99.1     Amendment No. 1 to Stock Purchase Agreement dated March 23, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SOLUTIONS, INC.
(Registrant)

Date: March 24, 2006	By: /s/ Darren R. Dierich

Darren R. Dierich
Chief Financial Officer